Exhibit 99.1

Company Contact:

Opexa Therapeutics, Inc.

Karthik Radhakrishnan

281.775.0600

kradhakrishnan@opexatherapeutics.com

Opexa Therapeutics, Inc. Files Registration Statement for Rights Offering

THE WOODLANDS, Texas (January 28, 2015) – Opexa Therapeutics, Inc. (NASDAQ: OPXA), a company developing personalized immunotherapies for autoimmune disorders, including multiple sclerosis (MS) and neuromyelitis optica (NMO), today announced that it has filed a registration statement with the Securities and Exchange Commission (SEC) for a proposed rights offering of subscription rights to purchase units comprised of a share of Opexa common stock and warrants to purchase an additional share of Opexa common stock. Holders of Opexa’s common stock and holders of Series L warrants as described below on the record date for the rights offering would be eligible to participate.

Under the proposed rights offering, Opexa would distribute one non-transferable subscription right for each share of common stock held on the record date. Each right would entitle the holder to purchase one unit, composed of one share of common stock and a warrant to purchase one share of common stock, at a subscription price to be determined prior to the effective date of the registration statement. The subscription price is expected to be between $0.65 and $0.75 per unit. The three-year warrant would entitle the holder to purchase one share of common stock at an exercise price of (i) $0.50 per share from the date of issuance through June 30, 2016, and (ii) $1.50 per share from July 1, 2016 through the warrant expiration date. The warrants would be listed on NASDAQ and would be redeemable if Opexa’s common stock closes above $2.50 per share for 10 consecutive trading days.

Opexa also intends to distribute the non-transferable subscription rights to holders of its Series L warrants who are entitled to participate in the rights offering pursuant to the terms of the warrants held by them. Each such Series L warrant holder will receive one subscription right for each share of common stock into which the Series L warrants are exercisable as of the record date.

Holders who fully exercise their basic subscription rights will be entitled, if available, to subscribe for an additional number of units that are not purchased by other shareholders or holders of Series L warrants, on a pro rata basis and subject to ownership limitations.

The record, commencement and expiration dates for the rights offering will be determined and announced after the registration statement relating to the rights offering becomes effective.

Opexa plans to use the proceeds from the rights offering primarily to complete funding the ongoing Phase IIb “Abili T” clinical study of Tcelna in patients with secondary progressive multiple sclerosis (SPMS) through completion and data release, expected in the second half of 2016.

In addition, Opexa plans to continue preclinical and manufacturing activities for OPX-212 in development for patients with neuromyelitis optica (NMO), and if such activities are successful, to file an investigational new drug application with the U.S. Food and Drug Administration to initiate a Phase 1/2 proof-of-concept study. The financing will also provide for other general corporate purposes (including working capital, research and development, business development and operational purposes).

Opexa has engaged Maxim Group LLC as lead dealer-manager and National Securities Corporation as co-dealer-manager for the rights offering. Questions about the rights offering may be directed to Advantage Proxy, Inc., the Company’s information agent for the rights offering, by calling (877) 870-8565 (toll-free) or emailing ksmith@advantageproxy.com.

The registration statement on Form S-1 filed by Opexa with the Securities and Exchange Commission has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. The rights offering, which is expected to commence immediately following the effectiveness of the registration statement, will only be made by means of a prospectus. A preliminary prospectus relating to and describing the proposed terms of the rights offering has been filed with the SEC as a part of the registration statement and is available on the SEC’s web site at http://www.sec.gov.

This press release does not constitute an offer to sell or the solicitation of an offer to buy these securities, nor will there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Opexa

Opexa is a biopharmaceutical company developing a personalized immunotherapy with the potential to treat major illnesses, including multiple sclerosis (MS) as well as other autoimmune diseases such as neuromyelitis optica (NMO). These therapies are based on Opexa’s proprietary T-cell technology. The Company’s leading therapy candidate, Tcelna®, is a personalized T-cell immunotherapy that is in a Phase IIb clinical development program (the Abili-T trial) for the treatment of Secondary Progressive MS. Tcelna is derived from T-cells isolated from the patient’s peripheral blood, expanded ex vivo, and reintroduced into the patients via subcutaneous injections. This process triggers a potent immune response against specific subsets of autoreactive T-cells known to attack myelin.

For more information, visit the Opexa Therapeutics website at www.opexatherapeutics.com.

Cautionary Statement Relating to Forward - Looking Information for the Purpose of “Safe Harbor” Provisions of the Private Securities Litigation Reform Act of 1995

This release contains forward-looking statements which are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements contained in this release, other than statements of historical fact, constitute “forward-looking statements.” The words “expects,” “believes,” “potential,” “possibly,” “estimates,” “may,” “could” and “intends,” as well as similar expressions, are intended to identify forward-looking statements. These forward-looking statements do not constitute guarantees of future performance. Investors are cautioned that statements which are not strictly historical statements, including, without limitation, statements regarding plans and objectives for product development (including for Tcelna (imilecleucel T) and OPX-212), constitute forward-looking statements. Such forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated. These risks and uncertainties include, without limitation, risks associated with the following: market conditions; our capital position; our ability to compete with larger, better financed pharmaceutical and biotechnology companies; new approaches to the treatment of our targeted diseases such as MS and NMO; our expectation of incurring continued losses; our uncertainty of developing a marketable product; our ability to raise additional capital to continue our development programs (including to undertake and complete any ongoing or further clinical studies for Tcelna, to complete preclinical development activities and potentially file an IND for OPX-212, and potentially to conduct a Phase 1/2 proof-of-concept study for OPX-212 in NMO); our ability to maintain compliance with NASDAQ listing standards; the success of our clinical trials (including the Phase IIb trial for Tcelna in secondary progressive MS which, depending upon results, may determine whether Ares Trading SA (Merck), a wholly owned subsidiary of Merck Serono S.A., elects to exercise its option (Option) to acquire an exclusive, worldwide (excluding Japan) license of our Tcelna program for the treatment of MS); the success of our development programs (including the preclinical development activities with respect to OPX-212); whether Merck exercises its Option and, if so, whether we receive any development or commercialization milestone payments or royalties from Merck pursuant to the Option; our dependence (if Merck exercises its Option) on the resources and abilities of Merck for the further development of Tcelna; the efficacy of Tcelna for any particular indication, such as for Relapsing Remitting MS or Secondary Progressive MS; our ability to develop and commercialize products; our ability to obtain required regulatory approvals; our compliance with all FDA regulations; our ability to obtain, maintain and protect intellectual property rights (including for Tcelna and future pipeline candidates such as OPX-212); the risk of litigation regarding our intellectual property rights or the rights of third parties; our limited manufacturing capabilities; our dependence on third-party suppliers and manufacturers; our ability to hire and retain skilled personnel; our volatile stock price; and other risks detailed in our filings with the SEC. These forward-looking statements speak only as of the date made. We assume no obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any changes in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. You should, however, review additional disclosures we make in our registration statement on Form S-1 for this offering that has been filed with the SEC, as well as our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

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